SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 2004


                        MAINSOURCE FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
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(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
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         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Item 8.01. Other Events

     On November 29, 2004, the Company announced that their Board of Directors approved a 5% stock dividend to be paid on January 15, 2005 to shareholders of record as of December 31, 2004. Attached as Exhibit 99.1 is the news release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP, INC.


                           November 29, 2004

                           /s/ James L. Saner, Sr.
                           -------------------------------------------------
                           James L. Saner, Sr.
                           President and Chief Executive Officer

                           November 29, 2004

                           /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer

                           November 29, 2004

                           /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

    99.1       MainSource Financial Group News Release